ALLIANZ VARIABLE INSURANCE PRODUCTS

FUND OF FUNDS TRUST

(THE “TRUST”)

The AZL Index Strategy Funds
AZL® MVP Balanced Index Strategy Fund
AZL® MVP Growth Index Strategy Fund

Prospectus Dated April 27, 2015

Allianz Investment Management LLC (the “Manager”)

Shares of each Fund are sold exclusively to certain insurance companies in connection with particular variable annuity contracts (each, a “Contract,” and collectively, the “Contracts”) they issue. The insurance companies invest in shares of the Funds in accordance with instructions received from owners of the applicable Contracts.

This prospectus must be accompanied or preceded by a current prospectus for the Contracts that invest in the Funds.

Questions?

Call toll free 1-800-624-0197

or your investment representative.

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may contain information on Funds not available under your Contract. Please refer to your Contract prospectus for information regarding the investment options available to you.

AZL® is a registered service mark of Allianz SE. Allianz SE is the ultimate owner of the Manager.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

TABLE OF CONTENTS

AZL® MVP Balanced Index Strategy Fund	3
AZL® MVP Growth Index Strategy Fund	7
Tax Information	11
Financial Intermediary Compensation	11
More about the Funds	12
Overview	12
The AZL® Index Strategy Funds	13
The AZL® MVP Funds	16
Investment Risks	17
Management	25
The Manager	25
Duties of the Manager	25
Management Fees	26
The Administrator	27
The Distributor	27
Payments to Affiliated Insurance Companies	27
Legal Proceedings	27
The Commodity Exchange Act	27
Shareholder Information	28
Pricing of Fund Shares	28
Purchase and Redemption of Shares	28
Market Timing	29
Dividends, Distributions, and Taxes	29
Portfolio Securities	30
Financial Highlights	31

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Fund Summaries AZL® MVP Balanced Index Strategy Fund

AZL® MVP Balanced Index Strategy Fund

Investment Objective

The Fund seeks long-term capital appreciation with preservation of capital as an important consideration.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered only as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.10%
Other Expenses	0.05%
Acquired Fund Fees and Expenses(1)	0.59%
Total Annual Fund Operating Expenses	0.77%

(1)
Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It reflects the expense reimbursement arrangement for the first year. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 years
$76	$237	$411	$918

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a fund of funds that invests primarily in a combination of five underlying index funds (the “Index Strategy Underlying Funds”):

•	AZL Enhanced Bond Index Fund

•	AZL S&P 500 Index Fund

•	AZL Mid Cap Index Fund

•	AZL Small Cap Stock Index Fund

•	AZL International Index Fund

The Fund is designed to provide a diversified portfolio consisting of index funds in equity and fixed income asset classes, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Under normal market conditions, the Manager will allocate approximately 80% - 100% of the Fund’s assets to the Index Strategy Underlying Funds. Of this allocation, approximately 40% - 60% will be allocated to the equity index funds and approximately 40% - 60% will be allocated to the bond index fund. The AZL Enhanced Bond Index Fund is a bond index fund; the other four Index Strategy Underlying Funds are equity index funds. The Manager may allocate the Fund’s assets

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Fund Summaries AZL® MVP Balanced Index Strategy Fund

outside of the target ranges specified here when the Manager believes that doing so would better enable the Fund to pursue its investment objective or is necessary for temporary defensive purposes.

Up to 20% of the Fund’s assets may be allocated to the Fund’s MVP risk management process, which is intended to manage the risk of the Fund and its allocation to equities. This process could cause the equity exposure of the Fund to fluctuate, but equity exposure generally will not be lower than 10%. Generally, the MVP risk management process would not reduce equity exposure during periods of moderate and low market volatility. During periods of extreme market volatility, the MVP process could result in equity exposure that is much lower than 10%.

The Manager will implement the Fund’s MVP risk management process using futures. Futures provide the Manager an effective method to reduce volatility of the Fund and limit the need to decrease or increase allocations to Index Strategy Underlying Funds. The process is intended to limit the Fund’s market exposure during periods of high volatility, although the process may not always be successful. In some market conditions exhibiting high volatility, the process may result in the Fund underperforming the market during rising markets, and outperforming the market during declining markets. The Manager seeks to maintain an annualized volatility level for the Fund at or below 10% over a typical business cycle (i.e., over a period of a year or more). The actual or realized volatility for short-term or long-term periods of time will be dependent on the market environment and may be significantly higher in the event that the strategy is unsuccessful. The MVP process is employed when normal market conditions, as defined by the Manager, do not exist.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

As a fund of funds, the Fund is subject to allocation risk, which is the risk associated with the Manager’s decision regarding how the Fund’s assets should be allocated among the various underlying investment options. The Manager’s decisions about the allocation of the Fund’s assets could cause the Fund to underperform other funds with similar investment objectives. There also can be no guarantee that investment decisions made by the Manager will produce the desired results. The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds.

Because the Fund invests in the Index Strategy Underlying Funds it is also subject to the risks associated with those investments. With a target allocation of approximately 40% - 60% of its assets in equity strategies, the Fund is proportionately subject to market risk, which is the risk that the market value of portfolio securities may go up or down, sometimes rapidly and unpredictably, and foreign risk, which includes the risks of fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

The Fund is also subject to issuer risk, which is the risk that the value of a security may decline for a number of reasons directly related to the issuer of the security. Also, because the underlying funds do not attempt to manage market volatility or reduce the effects of poor stock performance, the Fund is subject to index fund risk; factors such as fund expenses, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

With a target allocation of approximately 40% - 60% of its assets in fixed income strategies, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the risk that the debt securities held by the underlying fund may decline in value due to rising interest rates; credit risk, which is the chance that the failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the underlying fund’s earnings; income risk, which is the chance that falling interest rates may cause the underlying fund’s income to decline; call risk or prepayment risk, which is the risk that if interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date, and the underlying fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income; and extension risk, which is the risk that, if interest rates rise, debt securities may be paid in full more slowly than anticipated.

Because the Fund may utilize futures pursuant to its MVP risk management process, the Fund is proportionately subject to risks related to futures. Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. The value of futures contracts depend

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Fund Summaries AZL® MVP Balanced Index Strategy Fund

primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them. Price movements are also influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary, and exchange control programs and policies of governments, and national and international political and economic events and policies. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance, the S&P 500® Index. The Fund’s performance also is compared to the Barclays Capital U.S. Aggregate Bond Index, which shows how the Fund’s performance compares with the returns of a broad index of investment-grade fixed-rate debt issues, and to a Balanced Composite Index, which shows how the Fund’s performance compares with a composite index composed of the S&P 500® Index (50%) and the Barclays Capital U.S. Aggregate Bond Index (50%) in proportions similar to the equity to fixed income allocation of the Fund.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q1, 2013)	4.40%
Lowest (Q3, 2014)	-1.12%

Average Annual Total Returns

	One Year Ended December 31, 2014	Since Inception (1/10/2012)
AZL® MVP Balanced Index Strategy Fund	6.09%	9.09%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	19.50%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	2.71%
Balanced Composite Index (reflects no deduction for fees, expenses, or taxes)	9.79%	10.99%

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Fund Summaries AZL® MVP Balanced Index Strategy Fund

Management

Allianz Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund.

The Fund’s portfolio managers are: Brian Muench, president of the Manager and portfolio manager, since January 2012; Mark Glad, portfolio manager, since April 2013; and Darin Egbert, portfolio manager, since April 2013.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 11 in this prospectus.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Fund Summaries AZL® MVP Growth Index Strategy Fund

AZL® MVP Growth Index Strategy Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered only as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.10%
Other Expenses	0.02%
Acquired Fund Fees and Expenses(1)	0.57%
Total Annual Fund Operating Expenses	0.69%

(1)
Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was less than 1% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a fund of funds that invests primarily in a combination of five underlying index funds (the “Index Strategy Underlying Funds”):

•	AZL Enhanced Bond Index Fund

•	AZL S&P 500 Index Fund

•	AZL Mid Cap Index Fund

•	AZL Small Cap Stock Index Fund

•	AZL International Index Fund

The Fund is designed to provide a diversified portfolio consisting of index funds in equity and fixed income asset classes, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Under normal market conditions, the Manager will allocate approximately 80% - 100% of the Fund’s assets to the Index Strategy Underlying Funds. Of this allocation, approximately 65% - 85% will be allocated to the equity index funds and

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Fund Summaries AZL® MVP Growth Index Strategy Fund

approximately 15% - 35% will be allocated to the bond index fund. The AZL Enhanced Bond Index Fund is a bond index fund; the other four Index Strategy Underlying Funds are equity index funds. The Manager may allocate the Fund’s assets outside of the target ranges specified here when the Manager believes that doing so would better enable the Fund to pursue its investment objective or is necessary for temporary defensive purposes.

Up to 20% of the Fund’s assets may be allocated to the Fund’s MVP risk management process, which is intended to manage the risk of the Fund and its allocation to equities. This process could cause the equity exposure of the Fund to fluctuate, but equity exposure generally will not be lower than 10%. Generally, the MVP risk management process would not reduce equity exposure during periods of moderate and low market volatility. During periods of extreme market volatility, the MVP process could result in equity exposure that is much lower than 10%.

The Manager will implement the Fund’s MVP risk management process using futures. Futures provide the Manager an effective method to reduce volatility of the Fund and limit the need to decrease or increase allocations to underlying funds. The process is intended to limit market exposure during periods of high volatility, although the process may not always be successful. In some market conditions exhibiting high volatility, the process may result in the Fund underperforming the market during rising markets, and outperforming the market during declining markets. The Manager seeks to maintain an annualized volatility level for the Fund at or below 13% over a typical business cycle (i.e., over a period of a year or more). The actual or realized volatility for short-term or long-term periods of time will be dependent on the market environment and may be significantly higher in the event that the strategy is unsuccessful. The MVP process is employed when normal market conditions, as defined by the Manager, do not exist.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

As a fund of funds, the Fund is subject to allocation risk, which is the risk associated with the Manager’s decision regarding how the Fund’s assets should be allocated among the various underlying investment options. The Manager’s decisions about the allocation of the Fund’s assets could cause the Fund to underperform other funds with similar investment objectives. There also can be no guarantee that investment decisions made by the Manager will produce the desired results. The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds.

Because the Fund invests in the Index Strategy Underlying Funds it is also subject to the risks associated with those investments. With a target allocation of approximately 65% - 85% of its assets in equity strategies, the Fund is proportionately subject to market risk, which is the risk that the market value of portfolio securities may go up or down, sometimes rapidly and unpredictably, and foreign risk, which includes the risks of fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

The Fund is also subject to issuer risk, which is the risk that the value of a security may decline for a number of reasons directly related to the issuer of the security. Also, because the underlying funds do not attempt to manage market volatility or reduce the effects of poor stock performance, the Fund is subject to index fund risk; factors such as fund expenses, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

With a target allocation of approximately 15% - 35% of its assets in fixed income strategies, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the risk that the debt securities held by the underlying fund may decline in value due to rising interest rates; credit risk, which is the chance that the failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the underlying fund’s earnings; income risk, which is the chance that falling interest rates may cause the underlying fund’s income to decline; call risk or prepayment risk, which is the risk that if interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date, and the underlying fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income; and extension risk, which is the risk that, if interest rates rise, debt securities may be paid in full more slowly than anticipated.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Fund Summaries AZL® MVP Growth Index Strategy Fund

Because the Fund may utilize futures pursuant to its MVP risk management process, the Fund is proportionately subject to risks related to futures. Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. The value of futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them. Price movements are also influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary, and exchange control programs and policies of governments, and national and international political and economic events and policies. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad measure of market performance, the S&P 500® Index. The Fund’s performance also is compared to the Barclays Capital U.S. Aggregate Bond Index, which shows how the Fund’s performance compares with the returns of a broad index of investment-grade fixed-rate debt issues, and to a Growth Composite Index, which shows how the Fund’s performance compares with a composite index composed of the S&P 500® Index (75%) and the Barclays Capital U.S. Aggregate Bond Index (25%) in proportions similar to the equity to fixed income allocation of the Fund.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q1, 2013)	6.85%
Lowest (Q3, 2014)	-1.64%

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Fund Summaries AZL® MVP Growth Index Strategy Fund

Average Annual Total Returns

	One Year Ended December 31, 2014	Since Inception (1/10/2012)
AZL® MVP Growth Index Strategy Fund	6.47%	12.72%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	19.50%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.97%	2.71%
Growth Composite Index (reflects no deduction for fees, expenses, or taxes)	11.73%	15.22%

Management

Allianz Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund.

The Fund’s portfolio managers are: Brian Muench, president of the Manager and portfolio manager, January 2012; Mark Glad, portfolio manager, since April 2013; and Darin Egbert, portfolio manager, since April 2013.

For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 11 in this prospectus.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Fund SummariesTax Information and Financial Intermediary Compensation

TAX INFORMATION

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

FINANCIAL INTERMEDIARY COMPENSATION

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary's website for more information.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds Overview

MORE ABOUT THE FUNDS

Overview

This prospectus provides information about 2 mutual funds (the “Funds”) that are series of the Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”). The prospectus summarizes key information about the Funds, including information regarding the investment objectives, strategies and risks and performance and fees for all the Funds. Each Fund’s investment objective can be changed without shareholder approval. Use this information to compare the Funds with other mutual funds. Although the Fund’s direct shareholders are the insurance company separate accounts that invest assets on behalf of their contract holders, “you” and “your” refer to the contract holders who invest in the Funds indirectly through their variable annuity contracts (the “Contracts”).

Each Fund is a diversified open-end fund and a series of the Trust. Each Fund is a “fund of funds” and diversifies its assets by investing primarily in the shares of other affiliated underlying mutual funds. The Funds may also invest in unaffiliated mutual funds. Each Fund may also invest directly in equity, debt and derivative securities, subject to each Fund’s investment objective, strategies and policies, as set forth in this prospectus or in the SAI. Each Fund currently offers one share class.

The Funds have the flexibility to make portfolio investments and engage in investment techniques that differ from the strategies discussed in this prospectus to the extent permitted by this prospectus, or the SAI. The Manager may recommend additional or different underlying funds for investment by any of the Funds, without seeking the approval of shareholders.  The Manager may allocate a Fund’s assets outside of the target ranges specified in this Prospectus when the Manager believes that doing so would better enable the Fund to pursue its investment objective or is necessary for temporary defensive purposes.

Unless otherwise indicated, any percentage limitation on a Fund’s holdings set forth in the prospectus is applied only when that particular type of security is purchased. In the case of illiquid securities, if the limitation (15%) is exceeded, the Fund will take appropriate steps to bring the aggregate amount of illiquid securities below the limit as soon as possible.

The Funds are not expected to engage in active and frequent trading of portfolio securities, although certain underlying funds may.

This prospectus is designed to help you make informed decisions about one of the investments available under your Contract. You will find details about how your Contract works in your Contract prospectus.

In addition to the information about the Funds in the summaries, investors should consider the following information about the Funds.

Temporary Defensive Positions

For temporary defensive purposes or when cash is temporarily available, the Funds may invest in investment grade, short term debt instruments, including government, corporate, and money market securities. If a Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objectives.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds The AZL® Index Strategy Funds

The AZL® Index Strategy Funds

AZL® MVP Balanced Index Strategy Fund

AZL® MVP Growth Index Strategy Fund

General

The Funds are distinguished primarily on the basis of relative allocations among equity, fixed income and derivative securities. The terms “Balanced” and “Growth” are commonly used terms describing the risk profile and equity allocation of each Fund. The MVP Growth Index Strategy Fund features a higher allocation to equity investments (65% - 85%) than the MVP Balanced Index Strategy Fund (40% - 60%). The AZL MVP Index Strategy Funds utilize the MVP (Managed Volatility Fund) risk management process as described in the section “More about the Funds – The AZL MVP Funds”, later in this prospectus.

In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances and financial circumstances.

Investment Strategies

The Manager’s principal investment strategies for the AZL Index Strategy Funds may also include the following:

For temporary defensive purposes, any of the Funds may invest up to 100% of net assets in short-term U.S. Government securities, bank certificates of deposit, prime commercial paper, money market funds, and other high quality short-term fixed-income securities and repurchase agreements with respect to those securities. If a Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective. The Manager also may allocate a Fund’s assets outside of the target ranges specified in this Prospectus when the Manager believes that doing so would better enable the Fund to pursue its investment objective or is necessary for temporary defensive purposes.

Information About the Index Strategy Underlying Funds

The following briefly describes the investment goals and strategies of the Index Strategy Underlying Funds. The Manager may recommend additional or different underlying funds for investment, without seeking the approval of shareholders.

AZL Enhanced Bond Index Fund

The AZL Enhanced Bond Index Fund seeks to exceed the total return of the Barclays Capital U.S. Aggregate Bond Index (the “Index”). The fund generally invests in a combination of securities with an overall weighting close to the capitalization weights of the Index; however, the fund’s investments may not replicate the portfolio weights of the Index at all times. Instead, the subadviser may overweight or underweight securities in the fund (relative to their weightings in the Index) in order to emphasize securities which have quantitative characteristics (such as above-average yield or below-average valuation) the subadviser believes may enhance performance. The fund may not invest in all of the bonds in the Index, or in the same weightings as in the Index. Because the Index typically includes securities not readily available in the market, the fund may invest in bonds that are not included in the Index but that are selected to reflect as closely as practicable characteristics, such as maturity, duration, or credit quality, of bonds in the Index. This may result in different levels of interest rate, credit or other risks from the levels of risks on the securities included in the Index. The fund may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the Index.

The fund usually will invest a portion of its assets in mortgage-backed securities. Most mortgage-backed securities are issued by Federal government agencies, such as the Government National Mortgage Association (“Ginnie Mae”), or government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal National Mortgage Association (“Fannie Mae”). Principal and interest payments on mortgage-backed securities issued by the Federal government agencies may be guaranteed by either the Federal government or the government agency, but not all such securities issued by certain government agencies and by government sponsored enterprises are guaranteed by the U.S. government or backed by the full faith and credit of the United States.

The fund also may invest in U.S. Treasury bills, notes and bonds and other “full faith and credit” obligations of the U.S. Government. The fund may also invest in U.S. Government agency securities, which are debt obligations issued or

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds The AZL® Index Strategy Funds

guaranteed by agencies or instrumentalities of the U.S. Government. “Agency” securities may not be backed by the “full faith and credit” of the U.S. Government. U.S. Government agencies may include the Federal Farm Credit Bank, the Resolution Trust Corporation and the Government National Mortgage Association. “Agency” obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

Eligible investments for the fund also include:

•     Agency and non-agency mortgage-backed securities back by loans secured by residential, multifamily, and commercial properties;

•     Obligations of U.S. and foreign corporations;

•     Obligations of foreign governments and supranational entities, such as the World Bank;

•     Asset-backed securities;

•     Municipal bonds, both taxable and tax-exempt;

•     Preferred stock, including non-convertible preferred stock ; and

•     Cash equivalent securities (any security that has an effective duration under one year, a weighted average life of less than one year, and spread duration less than one year).

Securities must be rated investment grade or better at the time of purchase. The fund will have a targeted duration within a band of ±10% around the duration of the Index. Except for Treasury or agency debentures, pass through securities, or REMICs (real estate mortgage investment conduits), no more than 3% of the fund’s assets may be invested in the securities of a single issuer.

The fund may use futures, options, and/or swaps to manage duration and other characteristics of its portfolio. The fund is permitted to purchase securities in private placements or Rule 144A transactions and to purchase securities on a when-issued basis or for forward delivery. The fund may also enter into repurchase agreements and covered dollar rolls on mortgage securities.

The fund is subadvised by BlackRock Financial Management, LLC.

AZL S&P 500 Index Fund

The investment objective of the AZL S&P 500 Index Fund is to match the total return of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500®). The fund normally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index. The fund attempts to have a correlation between its performance and that of the S&P 500® Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated. The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Standard & Poor’s adjusts each company’s stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. In seeking to match the performance of the index, the fund uses a passive management approach and purchases all or a representative sample of the stocks comprising the benchmark index. The fund also may use stock index futures as a substitute for the sale or purchase of securities. Because the fund has expenses, performance will tend to be slightly lower than that of the target benchmark

The fund is subadvised by BlackRock Investment Management, LLC.

AZL Mid Cap Index Fund

The investment objective of the AZL Mid Cap Index Fund is to match the performance of the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”) as closely as possible before the deduction of fund expenses. The fund seeks to achieve its investment objective by employing a passive management approach. Under normal circumstances the fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the index, primarily futures contracts. The S&P 400 Index is a market-weighted index composed of 400 common stocks of medium-sized U.S. companies in a wide range of businesses chosen by Standard & Poor’s based on a number of factors, including industry representation, market value, economic sector, and

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds The AZL® Index Strategy Funds

operating/financial condition. As of December 31, 2014, the market capitalizations of companies in the S&P 400 Index ranged from $800 million to $3 billion. The fund does not necessarily invest in all of the securities in the S&P 400 Index or in the same weightings that the securities have in the index. The fund’s subadviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to the S&P 400 Index as a whole.

The fund is subadvised by BlackRock Investment Management, LLC.

AZL Small Cap Stock Index Fund

The AZL Small Cap Stock Index Fund seeks to match the performance of the Standard & Poor’s (S&P) SmallCap 600® Index. The subadviser normally invests in all of the stocks in the S&P SmallCap 600® Index in proportion to their weighting in the index. The subadviser attempts to have a correlation between the fund’s performance and that of the index of at least 0.95 before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The S&P SmallCap 600® Index is an unmanaged index composed of 600 domestic stocks with market capitalizations ranging between approximately $300 million and $2.0 billion, depending on index composition. S&P® adjusts each company’s stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the total shares outstanding of the company, which means larger companies with more available float shares have greater representation in the index than smaller ones.

In seeking to match the performance of the index, the subadviser uses a passive management approach and generally purchases all of the stocks comprising the benchmark index. However, in certain circumstances the subadviser may find it advantageous to purchase a representative sample of the stocks comprising the index. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities.

The fund is subadvised by BlackRock Investment Management, LLC.

AZL International Index Fund

The investment objective of the AZL International Index Fund is to match the performance of the Morgan Stanly Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) as closely as possible before the deduction of fund expenses. The fund seeks to achieve its investment objective by employing a passive management approach. Under normal circumstances the fund invests at least 80% of its net assets in a statistically selected sampling of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the index, primarily futures contracts. The MSCI EAFE Index is a market-weighted index composed primarily of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative market capitalization of each of the countries in the index. The fund does not necessarily invest in all of the securities in the index or in the same weightings that the securities have in the index. The fund’s subadviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to the index as a whole.

The fund is subadvised by BlackRock Investment Management, LLC.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds The AZL® MVP Funds

The AZL® MVP Funds

AZL® MVP Balanced Index Strategy Fund
AZL® MVP Growth Index Strategy Fund

Each of the AZL MVP Funds utilizes the MVP (Managed Volatility Portfolio) risk management process (which may be referred to as the MVP risk management overlay), which is intended to manage the risk of each Fund and its allocation to equities and to other, relatively more volatile asset classes. This process could cause the equity exposure of the Funds to fluctuate, but equity exposure generally will not be lower than 10%. Generally, the MVP risk management process would not reduce equity exposure during periods of moderate and low market volatility. During periods of extreme market volatility, the MVP process could result in equity exposure that is much lower than 10%.

The Manager will implement the Fund’s MVP risk management process using futures. The Funds normally will gain exposure to futures by investing directly, but the Funds also may gain exposure to futures indirectly through underlying investments.

Derivative securities such as futures provide the Manager an effective method to reduce volatility of the Funds and limit the need to decrease or increase allocations to underlying funds. The process is intended to limit market exposure during periods of high volatility, although the process may not always be successful. In some market conditions exhibiting high volatility, the process may result in a Fund underperforming the market during rising markets, and outperforming the market during declining markets.

Pursuant to the MVP risk management process, each AZL MVP Fund may allocate up to 20% of its respective net assets to futures, or to cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. The 20% limit on assets allocated to the derivatives positions (generally, futures) within the MVP risk management process relates to the collateral and margin supporting the derivatives positions. The Manager is permitted to use other derivative securities, such as options, when the Manager believes that it is necessary to achieve the volatility reduction goals of the MVP Process and is in the best interest of the Fund. The risk management process is more likely to be implemented in Funds which have a greater allocation to equities and other more volatile asset classes.

Generally, the MVP risk management process will not reduce equity exposure during periods of moderate and low market volatility. However, during such conditions, each AZL MVP Fund may allocate a portion of its assets to derivative securities, primarily index futures, for the purpose of gaining broad equity and fixed income exposure. This feature is intended to reduce the potential drag of the AZL MVP Funds’ cash position on portfolio performance during periods of moderate and low market volatility, and is not intended to provide leverage.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds Investment Risks

Investment Risks

All of the Funds are funds of funds and are subject to the general risk associated with the allocation of their assets to particular underlying investments. In addition, separate from possible investments in derivatives by the Funds’ various underlying funds, all of the Funds are permitted to invest in derivatives or in investment pools that invest in derivatives. The risks listed below are generally applicable to all the Funds.

Allocation Risk
•All of the Funds
The risk that the Manager allocates assets in a manner which results in the Fund underperforming other funds with similar investment objectives. For those Funds where the Manager has limited discretion to allocate Fund assets among various underlying investments, the Fund’s allocation structure may cause the Fund to underperform other funds of funds with similar investment objectives.  For those Funds where the Manager has discretion to allocate Fund assets among various underlying investments which represent different asset classes, each underlying investment is subject to different levels and combinations of risk, depending on the Fund’s exact asset allocation.

Derivatives Risk
•All of the Funds
The Funds may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures.  A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

The various underlying funds in which the Funds may invest present varying degrees of investment risk based upon their own investment objectives and strategies. A Fund will be impacted by these risks depending on the extent to which it invests in a particular underlying fund.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds Investment Risks

The risks listed below are generally applicable to the underlying funds identified under the heading for each risk. Risks which are principal risks of a fund of the FOF Trust also are identified. However, any of the underlying funds may be exposed to any of the risks listed below if they invest in securities or other assets that entail a risk or multiple risks associated with that asset class.

Call Risk (also known as Prepayment Risk)
A principal risk of the AZL Index Strategy Funds. A principal risk of the all of the underlying funds.
If interest rates fall, it is possible that issuers of callable securities held by the underlying fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in the underlying fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.

Credit Risk
A principal risk of the AZL Index Strategy Funds. A principal risk of the following underlying fund: •AZL Enhanced Bond Index Fund
Credit risk is the chance that the issuer of a debt security will fail to repay interest and principal in a timely manner, reducing the fund’s return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and of the fund’s shares.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds Investment Risks

Derivatives Risk
A principal risk of the AZL Index Strategy Funds.
A principal risk of the following underlying funds:
•AZL Enhanced Bond Index Fund
•AZL International Index Fund
•AZL Mid Cap Index Fund
•AZL S&P 500 Index Fund

A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to “cash settle”) are not covered through ownership of the underlying security, financial instrument, or currency.

Extension Risk
A principal risk of the AZL Index Strategy Funds. A principal risk of the following underlying fund: •AZL Enhanced Bond Index Fund	When interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, causing the value of the securities to fall.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds Investment Risks

Foreign Risk
A principal risk of the AZL Index Strategy Funds. A principal risk of the following underlying funds: •AZL Enhanced Bond Index Fund •AZL International Index Fund
Because the fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the fund’s performance to fluctuate more than if it held only U.S. securities.

Income Risk
A principal risk of the AZL Index Strategy Funds.	Income risk is the chance that falling interest rates will cause the underlying fund’s income to decline. Income risk is generally higher for short-term bonds.

Index Fund Risk
A principal risk of the AZL Index Strategy Funds.
A principal risk of the following underlying funds:
•AZL Enhanced Bond Index Fund
•AZL International Index Fund
•AZL Mid Cap Index Fund
•AZL S&P 500 Index Fund
•AZL Small Cap Stock Index Fund

The underlying fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the underlying fund and the performance of the index may be affected by the underlying fund’s expenses, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of underlying fund shares.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds Investment Risks

Interest Rate Risk
A principal risk of the AZL Index Strategy Funds.
Interest rate risk is the chance that the value of the bonds the fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

A principal risk of the following underlying fund: •AZL Enhanced Bond Index Fund
As nominal interest rates rise, the value of fixed income securities held by an underlying fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Issuer Risk
A principal risk of the AZL Index Strategy Funds. A principal risk of the all of the underlying funds.
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Leveraging Risk
A principal risk of the following underlying fund: •AZL Enhanced Bond Index Fund
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the underlying fund will segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause an underlying fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of an underlying fund’s portfolio securities.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds Investment Risks

Liquidity Risk
A principal risk of the following underlying fund: •AZL Enhanced Bond Index Fund
Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the underlying fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Market Risk
A principal risk of all of the Funds. A principal risk of all of the underlying funds.
The market price of securities owned by the underlying fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the underlying fund’s portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those underlying funds that invest in stocks of foreign companies, the value of the underlying fund’s portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds Investment Risks

Mortgage-Related and Other Asset-Backed Risk
A principal risk of the following underlying fund: •AZL Enhanced Bond Index Fund
The underlying fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an underlying fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an underlying fund because the underlying fund will have to reinvest that money at the lower prevailing interest rates. If an underlying fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the underlying fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the underlying fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. An underlying fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Portfolio Turnover
A principal risk of the following underlying fund: •AZL Enhanced Bond Index Fund
The underlying fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the underlying fund’s performance.

Repurchase Agreements and Purchase and Sale Contracts Risks
A principal risk of the following underlying fund: •AZL Enhanced Bond Index Fund
If the other party to a repurchase agreement or purchase and sale contract defaults on it obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

More About the Funds Investment Risks

Transfer Supported Features of Certain Annuity Contracts

The Funds may be offered under certain variable annuities that have guaranteed value or benefit features that are supported by automatic transfers between investment choices available under the product (the “Transfer Supported Features”). If the Transfer Supported Features are available to you, they are described in the prospectus for your Contract. These features may be known as the Guaranteed Account Value Benefit, Guaranteed Principal Value Benefit, the PRIME Plus Benefit, the Lifetime Plus Benefit, the Lifetime Plus II Benefit, Target Date Retirement Benefit, Income Protector, Investment Protector, or another name. Under the Transfer Supported Features, contract values may be rebalanced periodically. This rebalancing can cause a fund, including the Funds, to incur transactional expenses as it buys or sells securities to manage asset inflows or outflows. During periods of market volatility, brokerage fees resulting from such transfers could increase substantially. Also, large outflows from a fund may increase expenses attributable to the assets remaining in the fund. These increased expenses can have an adverse impact on the performance of an affected fund and on contract or policy owners who have assets allocated to it. Even if you do not participate in the Transfer Supported Programs you may be impacted if you allocate assets to a fund, including the Funds, that is affected by transfers under the Transfer Supported Features.

Cyber Security Risk

Like other business enterprises, the use of the Internet and other electronic media and technology exposes a Fund, and the Fund’s service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, “cyber-events”). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), infection from computer viruses or other malicious software code, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact the Funds and its shareholders and cause the Funds to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause a Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate a Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support a Fund and its service providers. In addition, cyber-events affecting issuers in which a Fund invests could cause a Fund’s investments to lose value. The Funds’ Subdvisers and its relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events, however, there is no guarantee that the efforts of the Subadvisers or its affiliates, or other service providers, will succeed, either entirely or partially, Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated and the Fund’s Subadvisers, and its relevant affiliates, cannot control the cyber systems and cyber security systems of issuers or third-party service providers.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Management

MANAGEMENT

The Manager

Allianz Investment Management LLC serves as the Manager for the Funds. The Manager’s address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

The Manager performs an analysis of possible investments for the Funds and selects Permitted Underlying Investments. The Manager maintains the list of underlying funds, and reviews and adjusts, in its discretion, the allocations of assets to the underlying funds. As of December 31, 2014, the Manager had aggregate assets under management of $29.06 billion.

Brian Muench has been a portfolio manager of the Funds since November, 2010. Mr. Muench joined Allianz Life Insurance Company of North America (Allianz Life), the parent of the Manager, in 1998.  Mr. Muench served as vice president of the Manager from 2005 until he was elected president in 2010. Mr. Muench is also a vice president of Allianz Life Insurance Company of North America and the president, a trustee and chair of the Trust and the Allianz Variable Insurance Products Trust (the “VIP Trust”).

Darin Egbert has been a portfolio manager of the Funds since April 2013. Mr. Egbert joined Allianz Life Insurance Company of North America (Allianz Life), the parent of the Manager, in 2003. Mr. Egbert served as Senior Investment Analyst from 2003 until he was promoted to Principal in 2006.

Mark Glad has been a portfolio manager of the Funds since April 2013. Mr. Glad joined Allianz Life Insurance Company of North America (Allianz Life), the parent of the Manager, in 2011. Prior to joining Allianz Life, Mr. Glad served as a Consultant for General Mills from June 2010 until October 2010, an Analyst for Exeact from April 2009 until November 2009 and a Customer Operations Manager to 3M from October 2006 until January 2009.

Currently, the Manager’s only clients are the Trust, the VIP Trust, and certain other entities affiliated with Allianz Life Insurance Company of North America.

The Manager has signed subadvisory agreements or portfolio management agreements (“Subadvisory Agreements”) with various subadvisers, some of which are affiliates of the Manager, for the underlying funds. The subadvisers manage the portfolio securities of the underlying funds and provide additional services including research, selection of brokers, and similar services. The Manager compensates the subadvisers for their services as provided in the Subadvisory Agreements. There are no subadvisors providing investment subadvisory services to the Funds of the Trust.

The Manager was established as an investment adviser by Allianz Life Insurance Company of North America in April 2001. The Manager determines which funds should be underlying funds, and determines allocations to underlying funds, all subject to the oversight of the Board of Trustees. The Manager currently acts as Manager of all of the Funds of the Trust. A discussion of the Board of Trustees’ basis for approving the Funds’ Investment Management Agreement with the Manager is available in the Funds’ Annual Reports for the year ended December 31, 2014.

The Manager is a subsidiary of Allianz SE, one of the world’s largest insurance and financial services companies. Allianz SE is headquartered in Munich, Germany, and has operations in more than 70 countries. As of December 31, 2014, Allianz SE had third-party assets under management of $2.19 trillion. In North America, Allianz SE subsidiaries are engaged in the life insurance, property/casualty insurance, broker-dealer, investment adviser, and mutual fund businesses.

Duties of the Manager

Within the scope of an investment program approved by the Board of Trustees, the Manager oversees the Funds, and advises on the Funds’ investment policies. The Manager is also responsible for selecting underlying funds, the allocation of assets to each underlying fund, and the allocation of the Funds’ assets to other investment strategies or asset classes in which the Funds are permitted to invest under their respective investment policies and restrictions and applicable regulations. The Manager continuously monitors the performance of various investment management organizations, including the subadvisers of the underlying funds, and generally oversees the services provided to the Funds by the administrator, the custodian, and other service providers.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Management

The Manager is paid a fee by the Funds for its services, as set forth below.

Each of the Funds, the underlying funds of the VIP Trust, and the Manager under an order received from the Securities and Exchange Commission (“SEC”) on September 17, 2002, may enter into and materially amend agreements with subadvisers without obtaining shareholder approval. This type of structure is commonly known as a “Manager of Managers” structure. For any Fund that is relying on the order, the Manager may:

•	hire one or more subadvisers;

•	change subadvisers; and

•	reallocate management fees between itself and subadvisers.

Under a Manager of Managers structure, the Manager continues to have the ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee subadvisers and recommend their hiring, termination, and replacement. No Fund of the FOF Trust currently relies on this order, and no Fund will rely on the order until it receives approval from its shareholders. The underlying funds of the VIP Trust do currently rely on this order.

Management Fees

Each Fund paid the Manager a fee for advisory services (including subadvisory fees) during 2014 at the annual rate shown on the following table, before and after fee waivers:

	Percentage of Average Net Assets for the Period Ended 12/31/14 Before Fee Waivers	Percentage of Average Net Assets for the Period Ended 12/31/14 After Fee Waivers
AZL MVP Balanced Index Strategy Fund	0.10%	0.10%
AZL MVP Growth Index Strategy Fund	0.10%	0.10%

Fund Operating Expense Limitation Agreements

The Manager and each of the following Funds have entered into a written agreement, through April 30, 2016, limiting the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to the amount set forth below.

Name of Fund	Operating Expense Limitation (through April 30, 2016)
AZL MVP Balanced Index Strategy Fund	0.20%
AZL MVP Growth Index Strategy Fund	0.20%

Each Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. The Manager believes, and the Board of Trustees of the Trust has determined, that the management and other fees paid by the Funds are for services that are in addition to, not duplicative of, the services provided to the underlying funds. These services include the asset allocation and monitoring functions provided by the Manager to the Funds.

The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution services or service fees to the insurance companies (or their affiliates) that issue the Contracts for customer service and other administrative services. The amount of such 12b-1 fees or service fees may vary depending on the underlying fund. Such 12b-1 fees or service fees generally are paid by shareholders of the underlying funds, including the Funds, and have the effect of increasing the expenses incurred by the Funds. The Manager may invest in an underlying fund with a 12b-1 fee or a service fee in circumstances where an identical fund without such fees, or with lower fees, may be available.

The underlying funds do not pay 12b-1 fees or service fees to the Funds, and the Funds do not pay 12b-1 fees or service fees. The distributor of the Contracts is an affiliate of the Manager.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Management

Investment advisers to the underlying funds, or their affiliates, also may pay the insurance companies offering the Contracts through which the Funds are sold a service fee for servicing customer accounts. For further information regarding these fees, please see your Contract prospectus.

The Statement of Additional Information (SAI) has more detailed information about the Manager and other service providers to the Funds. The SAI also provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Funds.

The Administrator

Citi Fund Services Ohio, Inc. (“Citi”), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds’ administrator and fund accountant. Citi provides office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. Citi also acts as administrator of the funds that are series of the Allianz Variable Insurance Products Trust (the “VIP Trust”). The VIP Trust is affiliated with the Funds.

The Distributor

Allianz Life Financial Services, LLC (“ALFS”), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Funds’ distributor. ALFS is affiliated with the Manager. ALFS also acts as distributor of the VIP Trust, which is affiliated with the Funds.

Payments to Affiliated Insurance Companies

Currently, the Funds are available as underlying investment options for certain Contracts offered by Allianz Life Insurance Company of North America and its affiliates (the “Affiliated Insurance Companies”), which are also affiliates of the Manager. In addition to the Funds, the Contracts include other funds for which the Manager is not the investment manager (the “Nonproprietary Funds”). The Affiliated Insurance Companies may receive payments from the sponsors of the Nonproprietary Funds as a result of including them as investment options in the Contracts. Similarly, the Affiliated Insurance Companies are allocated resources, including revenue earned by the Manager for providing investment management and other services to the Funds, as a result of including the Funds in the Contracts. The amount of payments from Nonproprietary Funds or allocations of resources from the Manager varies, and may be significant and may create an incentive for the Affiliated Insurance Companies regarding its decision of which funds to include in the Contracts.

Other Administrative Services

The Affiliated Insurance Companies provide administrative and other services to the contract and policy owners on behalf of the funds, including the Funds and the Nonproprietary Funds that are available under the Contracts. The Affiliated Insurance Companies may receive payment for these services.

Legal Proceedings

The Manager is not aware of any material pending legal proceedings, other than ordinary routine litigation incidental to the business, to which the Manager or principal underwriter is a party.

For information about legal proceedings of the underlying funds of the VIP Trust, please see the prospectus for the funds of the VIP Trust. To request a copy of the prospectus, see the back cover of this prospectus or contact us at 1-877-833-7113.

The Commodity Exchange Act

Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association on behalf of the Funds, neither the Trust nor any Fund is deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, accordingly, they are excluded from registration or regulation as such under the CEA. On February 9, 2012, the CFTC adopted amendments to its rules; a Fund seeking to claim the exclusion after the effectiveness of the amended rules will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. Each Fund currently expects to qualify for the exclusion. If a Fund were no longer able to claim the exclusion, the Manager would be required to register as a “commodity pool operator,” and the Fund and the Manager would be subject to regulation under the CEA. The Funds are not vehicles for trading in the commodity futures, commodity options, or swaps markets.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Shareholder Information

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price of each Fund share is based on its net asset value (“NAV”). The NAV is the current value of a share in a mutual fund. It is the Fund’s assets minus liabilities divided by the number of outstanding shares. The NAV for each Fund is determined at the close of regular trading on the New York Stock Exchange (the “NYSE”), normally at 4:00 p.m. Eastern Time, on days the NYSE is open. Shares will not be priced on the days on which the NYSE is closed for trading.

The assets of each Fund consist primarily of shares of underlying funds and may also include other securities. Shares of underlying funds are valued at their respective NAVs. Other securities are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. After the pricing of a security has been established, if an event occurs which would likely cause the value to change, the value of the security may be priced at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

The securities, other than short-term debt securities, held by a Fund’s underlying funds or other underlying investments (collectively, the “Permitted Underlying Investment”) are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined in good faith by or at the direction of the directors or trustees of the underlying funds. The effect of using fair value pricing is that a Fund’s NAV will be subject to the judgment respectively of (1) the Board of Trustees of the Trust, or (2) the directors or trustees of the underlying funds or unaffiliated mutual funds, or their respective designees instead of being determined by the market. In addition, foreign securities acquired by a Permitted Underlying Investment may be valued in foreign markets on days when the Permitted Underlying Investment’s NAV is not calculated. In such cases, the NAV of an Underlying Investment, or a Fund, through an Underlying Investment, may be significantly affected on days when investors cannot buy or sell shares. For additional information on fair value pricing, see the prospectuses for the underlying funds in which a Fund may have invested.

Options purchased and held by the Funds generally are valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, as of the close of the NYSE. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith by or at the direction of the Funds’ Trustees.

Purchase and Redemption of Shares

Investors may not purchase or redeem shares of the Funds directly, but only through the Contracts offered through the separate accounts of participating insurance companies. You should refer to the prospectus of the participating insurance company’s variable products for information on how to purchase a Contract, how to select specific Funds as investment options for your Contract and how to redeem monies from the Funds.

Orders for the purchase and redemption of shares of a Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. Orders received after the NYSE closes are effected at the next calculated net asset value. Payment for redemption will be made by the Funds within 7 days after the request is received.

The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. The Funds do not assess any fees when they sell or redeem their shares.

The right of purchase of Fund shares may also be restricted, and purchase orders may be rejected, in accordance with the market timing policy of the Trust as described under the “Market Timing” section below, and the market timing policy of the separate accounts of participating insurance companies.  Please refer to your contract prospectus for the market timing policy of the separate account for your contract.

Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the accumulation unit value allocated under your variable contract to the subacount that invests in the Fund. When these securities are converted to cash, the associated brokerage charges will be deducted from the assets of the subaccount.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Shareholder Information

Market Timing

The Board of Trustees has adopted a policy that the Funds will not knowingly permit market timing or other abusive short-term trading practices. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in the same fund by taking advantage of pricing inefficiencies that can prevent a fund’s share price from accurately reflecting the value of its portfolio securities. For example, investors may engage in short-term trading in funds that invest in securities which trade on overseas securities markets to take advantage of the difference between the close of the overseas markets and the close of the U.S. markets. This type of short-term trading is sometimes referred to as “time-zone arbitrage.” Funds that invest in other securities which are less liquid, or are traded less often, may be vulnerable to similar pricing inefficiencies.

Market timing and other abusive short-term trading practices may adversely impact a fund’s performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund’s transaction costs. To the extent that certain of the Funds have significant holdings in foreign securities (including emerging markets securities), small cap stocks, or high yield bonds, or any combination thereof, the risks of market timing may be greater for those Funds than for other Funds. The Funds are offered only through variable annuity contracts and life insurance policies, and shares of the Funds are held in subaccounts of affiliated insurance companies. Because Fund transactions are processed by those insurance companies, rather than by the Trust, the Board of Trustees has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.

As required by SEC rules, the Funds have entered into agreements with their financial intermediaries, including the affiliated insurance companies, whereby the Funds or their agents may require the financial intermediaries to provide individual account level information about you and your trading activities in the Funds. If the Funds detect market timing activities either at the omnibus or individual account level, the Funds may require the financial intermediaries to take actions to curtail the activity, which may include restricting your trading activity in the Funds.

Your variable annuity or variable life insurance prospectus contains a description of the market timing detection and deterrence policy at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts.

The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented, or restricted may adversely impact the performance of a Fund.

Dividends, Distributions, and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Income dividends are usually paid annually. Capital gains for all Funds are distributed at least annually.

All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the NAV of such shares on the payment date.

Each Fund is treated as a separate corporate entity for tax purposes. Each Fund intends to elect to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Shareholder Information

to the owners of the Contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a Contract.

Persons investing in Contracts should refer to the prospectuses with respect to such Contracts for further information regarding the tax treatment of the Contracts and the separate accounts in which the Contracts are invested.

Portfolio Securities

A description of the Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Financial Highlights

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Funds for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent return that you would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). The returns include reinvested dividends and Fund level expenses, but exclude insurance contract charges. If insurance contract charges were included, the return would be reduced.

This information has been derived from information audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements. Copies of such Annual Report are available without charge upon written request from the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-877-833-7113.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Financial Highlights

 AZL MVP Balanced Index Strategy Fund*
(Selected data for a share of beneficial interest outstanding throughout the period indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$12.03	$10.69	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.08	0.10	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	0.65	1.24	0.77

Total from Investment Activities	0.73	1.34	0.85

Dividends to Shareholders From:
Net Investment Income	(0.12)	—	(0.14)
Net Realized Gains	(0.08)	—(b)	(0.02)

Total Dividends	(0.20)	—(b)	(0.16)

Net Asset Value, End of Period	$12.56	$12.03	$10.69

Total Return(c)	6.09%	12.56%	8.50%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$208,618	$155,547	$73,830
Net Investment Income/(Loss)(e)	0.97%	1.09%	1.41%
Expenses Before Reductions*(e)(f)	0.15%	0.17%	0.39%
Expenses Net of Reductions*(e)	0.15%	0.17%	0.21%
Portfolio Turnover Rate	6%	4%	11%(d)

*     The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)         Period from commencement of operations. During the period from January 10, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives was through investments in its wholly-owned and controlled subsidiary, the AZL MVP BIS Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.
(b)         Represents less than $0.005.
(c)         The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(d)         Not annualized.
(e)         Annualized for periods less than one year.
(f)         Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

Financial Highlights

AZL MVP Growth Index Strategy Fund*
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$13.23	$10.95	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.10	0.10	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	0.75	2.18	1.01

Total from Investment Activities	0.85	2.28	1.10

Dividends to Shareholders From:
Net Investment Income	(0.10)	—	(0.12)
Net Realized Gains	(0.08)	—(b)	(0.03)

Total Dividends	(0.18)	—(b)	(0.15)

Net Asset Value, End of Period	$13.90	$13.23	$10.95

Total Return(c)	6.47%	20.85%	10.98%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,118,257	$768,606	$261,143
Net Investment Income/(Loss)(e)	1.05%	1.25%	1.47%
Expenses Before Reductions*(e)(f)	0.12%	0.13%	0.22%
Expenses Net of Reductions*(e)	0.12%	0.13%	0.15%
Portfolio Turnover Rate	1%	—(g)	11%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)
Period from commencement of operations. During the period from January 10, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP GIS Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.
(g)         Represents less than 0.5%.

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015

This Prospectus is intended for use only when accompanied or preceded by a variable product prospectus.

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports (Shareholder Reports):

Each Fund’s annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Proxy Voting Records

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their respective operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Shareholder Inquiries:

Shareholders in the Fund may make inquiries to the Fund by contacting the Fund at the address or the toll-free number set forth in the table below.

Your request for free documents may be made in the following ways:
Shareholder Reports and the SAI	Contact a broker or investment adviser that sells products that offer the Funds.	Contact the Funds at: 3435 Stelzer Road, Columbus, Ohio 43219 (toll-free) 1-800-624-0197	Access the Allianz Life website at: www.allianzlife.com/VariableInvestments (for the SAI) www.allianzlife.com/shareholderreports (for shareholder reports)
Proxy Voting Records	Access the Allianz Life website at: www.allianzlife.com/VariableInvestments

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can review information about the Funds (including the SAI), and obtain copies, after paying a duplicating fee, from the SEC as follows:

In Person:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)

By Mail:

Securities and Exchange Commission
Public Reference Section
100 F Street NE
Washington, D.C. 20549-0102

On the EDGAR database via the Internet:
www.sec.gov

By electronic request:
publicinfo@sec.gov
The SEC charges a fee to copy any documents.

The Trust’s Investment Company Act File No.:
811-21624

The Allianz Variable Insurance Products Fund of Funds Trust ♦ Prospectus ♦ April 27, 2015